Goodwill and Intangibles	12 Months Ended
Aug. 31, 2013
Goodwill and Intangibles [Abstract]
Goodwill and Intangibles

(7)    Goodwill and Other Intangible Assets

Goodwill and other indefinite-lived intangible assets are not amortized, but are evaluated for impairment annually during the fourth quarter, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  The Company applies ASU 2011-08, Testing Goodwill for Impairment, which permits a qualitative assessment to determine whether it is more likely than not (a more than 50 percent likelihood) that the fair value of a reporting unit is less than its carrying amount, which would then require performing step one of impairment testing.  Otherwise, no further evaluation would be necessary.  As part of the Company's impairment analysis for each reporting unit, the Company engaged a third party appraisal firm to assist in the determination of estimated fair value for each unit.  This determination included estimating the fair value using both the income and market approaches.  The income approach requires management to estimate a number of factors for each reporting unit, including projected future operating results, economic projections, anticipated future cash flows and discount rates.  The market approach estimates fair value using comparable marketplace fair value data from within a comparable industry grouping.

The determination of the fair value of the reporting units and the allocation of that value to individual assets and liabilities within those reporting units requires the Company to make significant estimates and assumptions.  These estimates and assumptions primarily include, but are not limited to: the selection of appropriate peer group companies; control premiums appropriate for acquisitions in the industries in which the Company competes; the discount rate; terminal growth rates; and forecasts of revenue, operating income, depreciation and amortization and capital expenditures.  The allocation requires several analyses to determine the fair value of assets and liabilities including, among other things, purchased prescription files, customer relationships and trade names.  Although the Company believes its estimates of fair value are reasonable, actual financial results could differ from those estimates due to the inherent uncertainty involved in making such estimates.  Changes in assumptions concerning future financial results or other underlying assumptions could have a significant impact on either the fair value of the reporting units, the amount of the goodwill impairment charge, or both.  The Company also compared the sum of the estimated fair values of its reporting units to the Company's total value as implied by the market value of its equity and debt securities. This comparison indicated that, in total, its assumptions and estimates were reasonable.  However, future declines in the overall market value of the Company's equity and debt securities may indicate that the fair value of one or more reporting units has declined below its carrying value.
One measure of the sensitivity of the amount of goodwill impairment charges to key assumptions is the amount by which each reporting unit "passed" (fair value exceeds the carrying amount) or "failed" (the carrying amount exceeds fair value) the first step of the goodwill impairment test. The Company's reporting units' fair values exceeded their carrying amounts ranging from approximately 15% to more than 180%.
Generally, changes in estimates of expected future cash flows would have a similar effect on the estimated fair value of the reporting unit. That is, a 1% change in estimated future cash flows would change the estimated fair value of the reporting unit by approximately 1%. The estimated long-term rate of net sales growth can have a significant impact on the estimated future cash flows, and therefore, the fair value of each reporting unit.  Of the other key assumptions that impact the estimated fair values, most reporting units have the greatest sensitivity to changes in the estimated discount rate.  The Company believes that its estimates of future cash flows and discount rates are reasonable, but future changes in the underlying assumptions could differ due to the inherent uncertainty in making such estimates.

Changes in the carrying amount of goodwill consist of the following activity (in millions):

	2013	2012
Net book value – September 1	$2,161	$2,017
Acquisitions	236	120
Other (1)	13	24
Net book value – August 31	$2,410	$2,161

(1)  "Other" primarily represents immaterial purchase accounting adjustments for the Company's acquisitions.

In September 2012, the Company purchased the regional drugstore chain USA Drug from Stephen L. LaFrance Holdings, Inc. and members of the LaFrance family for $436 million net of assumed cash and selected other assets (primarily prescription files).  In December 2012, the Company purchased an 80% interest in Cystic Fibrosis Foundation Pharmacy LLC for $29 million, net of assumed cash.  The USA Drug and Cystic Fibrosis acquisitions added $220 million and $16 million of goodwill, respectively.

The carrying amount and accumulated amortization of intangible assets consists of the following (in millions):

	2013	2012
Gross Intangible Assets
Purchased prescription files	$1,099	$984
Favorable lease interests	381	388
Purchasing and payer contracts	347	334
Non-compete agreements	153	120
Trade name	199	189
Other amortizable intangible assets	4	4
Total gross intangible assets	2,183	2,019

Accumulated amortization
Purchased prescription files	(467)	(417)
Favorable lease interests	(143)	(109)
Purchasing and payer contracts	(147)	(119)
Non-compete agreements	(67)	(53)
Trade name	(49)	(32)
Other amortizable intangible assets	(3)	(3)
Total accumulated amortization	(876)	(733)
Total intangible assets, net	$1,307	$1,286

Amortization expense for intangible assets was $289 million in fiscal 2013, $255 million in fiscal 2012 and $219 million in fiscal 2011.  The weighted-average amortization period for purchased prescription files was seven years for fiscal 2013 and 2012.  The weighted-average amortization period for favorable lease interests was 11 years for fiscal 2013 and 2012.  The weighted-average amortization period for purchasing and payer contracts was 13 years for fiscal 2013 and 2012.  The weighted-average amortization period for non-compete agreements was six years for fiscal 2013 and fiscal 2012.  The weighted-average amortization period for trade names was 12 years for fiscal 2013 and 13 years for fiscal 2012.  The weighted-average amortization period for other amortizable intangible assets was 10 years for fiscal 2013 and 2012.

Expected amortization expense for intangible assets recorded at August 31, 2013, not including amounts related to Alliance Boots that will be amortized through equity method investment income, is as follows (in millions):

2014	2015	2016	2017	2018
$257	$225	$185	$144	$99